EXHIBIT 10.3

                                    AMENDMENT
                                       TO
                         SUNBANK REIMBURSEMENT AGREEMENT

         This Amendment to SunBank Reimbursement Agreement, dated as of the 1st day of March, 1995, by and between HEICO AEROSPACE CORPORATION, a Florida corporation, f/k/a HEICO CORPORATION, a Florida corporation (the "Company"), and SUNBANK/SOUTH FLORIDA, NATIONAL ASSOCIATION (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Bank executed that certain SunBank Reimbursement Agreement dated as of the 28th day of February, 1994 (the "Agreement"); and

         WHEREAS, the parties have agreed to certain modifications to the Agreement, as hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereto agree as follows:

         1. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

         2.       Section 1, DEFINITIONS, is amended as follows:

                  (A) The definition of "GUARANTORS" shall be deleted and the following inserted in its place:

                           "GUARANTORS" means (collectively) JET AVION
                  CORPORATION, a Florida corporation, JET AVION HEAT TREAT CORPORATION, a Florida corporation, LPI INDUSTRIES CORPORATION, a Florida corporation, AIRCRAFT TECHNOLOGY, INC., a Florida corporation, MEDITEK HEALTH CORPORATION, a Florida corporation, MEDITEK INDUSTRIES, INC., a Florida corporation, HEICO CORPORATION, a Florida corporation, and HEICO-NEWCO, INC., a Florida corporation.

                  (B) The definition of "MORTGAGE" shall be deleted and the following inserted in its place:

                           "MORTGAGE" means the Mortgage and Security Agreement
                  dated as of March 1, 1988, executed by the Company in favor of Broward County, Florida, and NCNB National Bank of North

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                  Carolina, in accordance with the Indenture and Loan Agreement, and recorded on March 30, 1988, in Official Records Book
                  15307, Page 520, Broward County's interest being assigned to Mellon Bank, N.A., by Broward County, Florida, by instrument dated March 1, 1988, and recorded on March 30, 1988, in Official Records Book 15307, Page 544, as assigned to Bank by virtue of Assignment of Mortgage from NCNB dated February 28, 1994, as modified by a Mortgage Modification Agreement dated February 28, 1994, recorded on March 3, 1994, in Official Records Book 21825, Page 1 (all of the foregoing recording information referring to the Public Records of Broward County, Florida), and any further modifications thereto."

                  (C) The definition of "PLEDGE AGREEMENT" shall be deleted and the following inserted in its place:

                           "PLEDGE AGREEMENT" means the Pledge and Security
                  Agreement dated as of March 1, 1988 by and among the Company, the Custodian, and NationsBank, as assigned by NationsBank to the Bank pursuant to an Assignment dated as of February 28, 1994, as amended by an Amendment to Pledge and Security Agreement dated as of February 28, 1994, as further amended by a Second Amendment to Pledge and Security Agreement dated as of March 1, 1995, and any further amendments and modifications thereto, which provides that Pledged Bonds shall be released only upon delivery of a notice of reinstatement to the Custodian."

                  (D) The definition of "REMARKETING AGREEMENT" shall be deleted and the following inserted in its place:

                           "REMARKETING AGREEMENT" means the Remarketing
                  Agreement dated as of March 1, 1988, as amended by an Amendment to Remarketing Agreement dated as of February 28, 1994, and any further amendments and modifications thereto, among the Issuer, the Company, and the Remarketing Agent."

                  (E) The definition of "SECOND MORTGAGE" shall be deleted and the following inserted in its place:

                           "SECOND MORTGAGE" means the Second Mortgage Deed and
                  Security Agreement dated as of February 28, 1994, executed by the Company in favor of the Bank in the amount of $2,000,000.00 which is a second lien on the Property, recorded on March 3, 1994, in Official Records Book 21825, Page 121, of the Public Records of Broward County, Florida, as modified by that certain

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                  Mortgage Modification Agreement (Second Mortgage) executed by the Company and the Bank, dated as of March 1, 1995, and any further modifications thereto."

                  (F) The following definition of "SECURITY AGREEMENTS" is hereby added:

                           "SECURITY AGREEMENTS" means the Security Agreements
                  dated February 28, 1994, from the Company and each of the Guarantors (other than HEICO-Newco, Inc.) to the Bank, and the Security Agreement dated as of March 1, 1995 from HEICO-Newco, Inc. to the Bank, as the same may be modified or reaffirmed from time to time."

                  (G) The definition of "SUNBANK LOAN AGREEMENT" shall be deleted and the following inserted in its place:

                           "SUNBANK LOAN AGREEMENT" collectively means the Loan
                  Agreement between the Bank, Heico Corporation and the Company, dated as of February 28, 1994, as amended by a First Amendment to Loan Agreement and Reaffirmation Agreement dated as of October 13, 1994, and a Second Amendment to Loan Agreement dated as of March 1, 1995, and any further modifications thereto."

         3. Subparagraph (c)(ix) of Section 2, APPLICATION, REIMBURSEMENT AND OTHER PAYMENTS, shall be deleted and the following shall be inserted in its place:

                           "(ix) on each anniversary date of this Agreement (the
                  "Anniversary Date"), a fee equal to 1.25% of the excess, if any, of the stated amount of the Letter of Credit over the balance in the Yield Restricted Account on the Anniversary Date;

         4. Subparagraph (b) of Section 25, SECURITY AND CASH COLLATERAL ACCOUNT, shall be deleted and the following inserted in its place:

                           "(b) Company agrees to deposit into the Cash
                  Collateral Account the sum of Sixteen Thousand, Five Hundred Dollars ($16,500.00) on the 28th day of February, 1994, and on like date each month thereafter until the 28th day of June, 1995. Commencing on the 28th day of July, 1995, the Company agrees to deposit into the Cash Collateral Account the sum of Eight Thousand, Two Hundred Fifty Dollars ($8,250.00) and further agrees to deposit like amount on the 28th day of each month thereafter until the Letter of Credit is terminated and all Payment Obligations to the Bank are paid in full."

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         5.       Except as hereinabove amended, the Agreement shall continue in full force and effect.

         6. AS A MATERIAL INDUCEMENT FOR THE BANK TO AMEND THE AGREEMENT PURSUANT TO THIS AMENDMENT, THE COMPANY COVENANTS WITH AND WARRANTS UNTO THE BANK, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST THE BANK RELATING IN ANY WAY TO THE INDENTURE, THE AGREEMENT OR OTHER ASSOCIATED LOAN DOCUMENTS, THROUGH THE DATE HEREOF, OR THE OBLIGATION OF THE COMPANY TO PAY OR PERFORM ALL OBLIGATIONS TO THE BANK EVIDENCED BY THE AGREEMENT OR OTHERWISE.

         7. AS A MATERIAL INDUCEMENT FOR THE BANK TO AMEND THE AGREEMENT PURSUANT TO THIS AMENDMENT, THE COMPANY DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH THE COMPANY EVER HAD, NOW HAS OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF THE COMPANY HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER RELATING IN ANY WAY TO THE INDENTURE, THE AGREEMENT AND OTHER ASSOCIATED LOAN DOCUMENTS, THROUGH THE DATE HEREOF. THE COMPANY FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS IS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA.

         8. THE BANK AND THE COMPANY HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION THEREWITH, UNDER ANY ASSOCIATED LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN ACCEPTING THIS AMENDMENT, AND THAT THE BANK WOULD NOT HAVE ACCEPTED THIS AMENDMENT WITHOUT THIS JURY TRIAL WAIVER. THE COMPANY ACKNOWLEDGES THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS JURY TRIAL WAIVER, AND UNDERSTANDS THE LEGAL EFFECT

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OF THIS JURY TRIAL WAIVER. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE,
CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE BANK HAS IN NO WAY AGREED WITH OR REPRESENTED TO THE COMPANY OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS JURY TRIAL WAIVER WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers and authorized representatives thereunto duly authorized as of the date first above written.

Signed, sealed and delivered
in the presence of:                       HEICO AEROSPACE CORPORATION, a
                                          Florida corporation f/k/a HEICO
                                          CORPORATION, a Florida
                                          corporation

______________________________            By  /S/ THOMAS S. IRWIN
                                              ------------------------------
                                          Its:  VICE CHAIRMAN AND TREASURER
______________________________
                                                         (SEAL)


                                          SUNBANK/SOUTH FLORIDA, NATIONAL
                                          ASSOCIATION

______________________________            By: /S/ DORMAN C. PARRISH
                                              ------------------------------
                                          Its: VICE PRESIDENT

_______________________________

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